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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) OCTOBER 6, 2006


                            NUVEEN INVESTMENTS, INC.

             (Exact name of Registrant as specified in its charter)


    DELAWARE                           1-11123                     36-3817266

(State or other               (Commission File Number)            (IRS Employer
jurisdiction of                                                  Identification
 incorporation)                                                      Number)


333 WEST WACKER DRIVE, CHICAGO, ILLINOIS                       60606

(Address of principal executive offices)                     (Zip Code)


                                 (312) 917-7700

              (Registrant's telephone number, including area code)


                                       N/A

          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

(b) Glenn R. Richter, currently Executive Vice President and Chief Administrative Officer of Nuveen Investments, Inc. (the "Company") became the principal financial officer of the Company effective October 6, 2006. In addition, Sherri A. Hlavacek, Vice President and Corporate Controller of the Company, became the principal accounting officer of the Company on that same date. Margaret E. Wilson, who was previously the principal financial and principal accounting officer, will remain a Senior Vice President of the Company.

(c) Section 5.02(b) of this Form 8-K is incorporated herein by reference. Biographical and other required information regarding Mr. Richter were included in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 3, 2006 which is incorporated herein by reference. Such information remains unchanged. Ms. Hlavacek, age 43, joined the Company in 1998 as Vice President and Assistant Controller. In 2001, she was promoted to Vice President and Corporate Controller.

There are no arrangements or understandings between either of Mr. Richter or Ms. Hlavacek and any other persons pursuant to which either was appointed to these positions.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NUVEEN INVESTMENTS, INC.

Date: October 6, 2006                  By: /s/ John L. MacCarthy
                                          --------------------------------------
                                       Name:  John L. MacCarthy
                                       Title: Senior Vice President and General
                                              Counsel





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